UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008 [March 5, 2008]

SUN WORLD PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52365 (Commission File Number)	20-4395271 (IRS Employer Identification No.)

1601-14 Street SW., Calgary, Alberta T3C 1E3

 (Address of principal executive offices)               (Zip Code)

(403) 850-4120

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On March 5, 2008, Sun World Partners Inc. issued a news release that is attached as Exhibit 99.1 to this 8-K Report.  The news release discusses a letter of intent regarding a proposed business combination with H Pay Card Inc.  The letter of intent is attached as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this 8-K Report shall not be deemed filed for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01

Financial Statements and Exhibits.

d)

Exhibits

Exhibit 99.1

March 5, 2008 news release entitled “Sun World Partners Inc. Enters Into Letter of Intent with H Pay Card Inc.”

Exhibit 99.2

Letter of Intent between Sun World Partners Inc. and H-Pay Card Inc., accepted March 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN WORLD PARTNERS INC.

Signature:  /s/ Tom Zapatinas

Name:  Tom Zapatinas

Title:  President and Director

Dated:

March 5, 2008

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